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                                                                 EXHIBIT 3.B(2)

                         INDEPENDENT AUDITORS' CONSENT



We consent to the use of our report on AIM Summit Investors Plans I dated February 11, 2000 included or incorporated herein by reference.


/s/ KPMG LLP

KPMG LLP


Houston, Texas
April 27, 2000